Income taxes - Schedule of Deferred Tax Assets (Details) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Deferred tax assets:
Federal and state net operating losses	$ 85,972	$ 29,916
Credit carryforwards	2,239	28
Accrued expenses and reserves	847	498
Deferred revenue	2,520	1,429
Deferred rent	4,747	5,007
Fixed and intangible assets	18,564	18,282
Other	7,131	3,667
Gross deferred tax assets	122,020	58,827
Valuation allowance	(122,020)	(58,827)
Total deferred tax assets	$ 0	$ 0